UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

  FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2012

Bering Exploration, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-50541 (Commission File Number)	88-0507007 (IRS Employer Identification No.)

710 Post Oak Road, Suite 410

Houston, Texas 77024

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (713) 780-0806

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On April 30, 2012, the Board of Directors of the Registrant approved the dismissal of MaloneBailey, LLP, as its certifying independent registered public accountants. On such same date, the Registrant dismissed MaloneBailey, LLP, as its independent registered public accountants. None of the reports of MaloneBailey, LLP on the financial statements of the Registrant contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern paragraph in MaloneBailey, LLP 's report on our financial statements as of and for the years ended March 31, 2011 and 2010.

During the Registrant’s two most recent fiscal years and during any subsequent interim periods preceding the date of termination, there were no disagreements with MaloneBailey, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to MaloneBailey, LLP 's satisfaction, would have caused them to refer to the subject matter of the disagreement(s) in connection with their report; and there were no "reportable events" as defined in Item 304 (a)(1) of the Securities and Exchange Commission's Regulation S-K.

On April 30, 2012, the Board of Directors of the Registrant approved the engagement of, and the Registrant did on such same date engage, LBB & Associates Ltd., LLP, 10260 Westheimer Road, Suite 310, Houston, Texas 77042, as its independent registered public accounting firm commencing April 30, 2012, for the fiscal year ended March 31, 2012. During the two most recent years and the subsequent interim period through the date of engagement, neither the Registrant nor anyone engaged on its behalf has consulted with LBB & Associates Ltd., LLP regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) or (v) of Regulation S-K).

The Registrant has furnished MaloneBailey, LLP with a copy of the disclosures under this Item 4.01 and has requested that MaloneBailey, LLP provide a letter addressed to the SEC stating whether or not they agree with the statements made herein or stating the reasons in which they do not agree. The letter from MaloneBailey, LLP is filed herewith.

(c)           EXHIBITS

Exhibit No.	Description

16.1	Letter from MaloneBailey, LLP to the Securities and Exchange Commission dated April 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERING EXPLORATION, INC.
Dated: May 2, 2012
	By:	/s/ Steven M. Plumb
Steven M. Plumb
Chief Financial Officer